===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     NON-INVASIVE MONITORING SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                     NON-INVASIVE MONITORING SYSTEMS, INC.
                    1666 Kennedy Causeway Avenue, Suite 400
                          North Bay Village, FL 32341
                                 (305) 861-0075


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 2002



      The Annual Meeting of Shareholders (the "Annual Meeting") of Non-Invasive Monitoring Systems, Inc., a Florida corporation (the "Company"), will be held at 3:00 p.m., local time, on Wednesday, May 29, 2002 at the Company's office located at 1666 Kennedy Causeway Avenue, Suite 400, North Bay Village, FL 32341 for the following purposes:


      (1) To elect eight members of the Board of Directors to serve staggered six year terms of office, subject to an amendment of the Company's Articles of Incorporation as provided in Proposal 2; Class One Directors to serve for two years and then for periods of six years, Class Two Directors to serve for four years and then for periods of six years, and Class Three Directors to serve for six years and then for periods of six years, until the appropriate Annual Meeting of Shareholders, or solicitation of written consents in place of the Annual Meeting, at which each such term expires and until their successors have been elected and qualified;

      (2) To approve an amendment to the Company's Articles of Incorporation, as amended, to set the number of directors at eight and to provide for a staggered Board of Directors which would divide the Company's Board into three classes; Class One with two directors, Class Two with two directors, and Class three with four directors, each serving staggered terms of office of six years.

      (3) To ratify the appointment of Gerson, Preston & Company, P.A., as the Company's independent certified public accountants for the fiscal year ending July 31, 2002; and

      (4) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on April 19, 2002, as the record date for determining those Shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                       By Order of the Board of Directors

North Bay Village, Florida
______________, 2002                   MARVIN A. SACKNER
                                       CHAIRMAN OF THE BOARD


THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                     NON-INVASIVE MONITORING SYSTEMS, INC.
                    1666 Kennedy Causeway Avenue, Suite 400
                          North Bay Village, FL 32341
                                 (305) 861-0075

                                PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Non-Invasive Monitoring Systems, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company for the year ended July 31, 2001, to be held at 3:00 p.m., local time, on Wednesday, May 29, 2002 at 1666 Kennedy Causeway Avenue, Suite 400, North Bay Village, FL 32341 and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Shareholders.

      The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Shareholders is May 6, 2002. Shareholders should review the information provided herein in conjunction with the Company's Annual Report, and the Company's Quarterly Report on Form 10-QSB for January 31, 2002, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1666 Kennedy Causeway Avenue, Suite 400, North Bay Village, FL 32341, and its telephone number is (305) 861-0075.

                          INFORMATION CONCERNING PROXY

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. Shareholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any Shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing a written revocation or duly executed proxy bearing a later date with the Company's Secretary at the Company's executive office; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSE OF THE MEETING

      At the Annual Meeting, the Company's Shareholders will consider and vote upon the following matters:

      (1) To elect eight members of the Board of Directors to serve staggered six year terms of office, subject to an amendment of the Company's Articles of Incorporation as provided in Proposal 2; Class One Directors to serve for two years and then for periods of six years, Class Two Directors to serve for four years and then for periods of six years, and Class Three Directors to serve for six years and then for periods of six years, until the appropriate Annual Meeting of Shareholders, or solicitation of written consents in place of the Annual Meeting, at which each such term expires and until their successors have been elected and qualified;

      (2) To approve an amendment to the Company's Articles of Incorporation, as amended, to set the number of directors at eight and to provide for a staggered Board of Directors which would divide the Company's Board into three classes; Class One with two directors, Class Two with two directors, and Class three with four directors, each serving staggered terms of office of six years.

     (3) To ratify the appointment of Gerson, Preston & Company, P.A., as the Company's independent certified public accountants for the fiscal year ending July 31, 2002; and

     (4) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of each of the eight nominees for director named below, (b) FOR the amendment to the Company's Articles of Incorporation, and (c) FOR the proposal to ratify the appointment of Gerson, Preston & Company, P.A. as the Company's independent certified public accountants for the fiscal year ending July 31, 2002. In the event a Shareholder specifies a different choice by means of the enclosed proxy, such Shareholder's shares will be voted in accordance with the specification so made.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The Board of Directors has set the close of business on April 19, 2002 as the record date (the "Record Date") for determining Shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 26,350,000 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Shareholders for approval at the Annual Meeting.

      The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The approval of the amendment of the Company's Articles of Incorporation and the appointment of Gerson, Preston & Company, P.A., as the Company's independent certified public accountants for the fiscal year ending July 31, 2002, will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Any other matter properly brought before the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted against, unless such matter is one for which a greater vote is required by law. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because Directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

      Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

      A list of Shareholders entitled to vote at the Annual Meeting will be available for examination by any Shareholder at the Company's principal executive office in the United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the Company's Common Stock, Series C Convertible Preferred Stock and the Company's voting securities beneficially owned on April 19, 2002, by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the Company's Common Stock, (ii) each of the Company's Directors and Prospective Directors and (iii) all executive officers and Directors as a group:

Name and Address            No. of Shares of    Percentage    No. of Shares of    Percentage     No. of Shares of      Percentage of
                            Common Stock        of            Series C            of Class (3)   Voting Securities     Beneficial
                            Beneficially        Beneficial    Convertible                        Beneficially          Ownership (4)
                            Owned (1)           Ownership     Preferred Stock                    Owned (1)
                                                (2)           Beneficially Owned
                                                              (1)
Marvin A. Sackner, M.D.       12,383,204(5)             36%        36,855.92          59.4%       12,420,059.92(5)         36.2%
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Allan F. Brack                   590,000(6)            1.7%              *               *              590,000(6)          1.7%
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Morton J. Robinson, M.D,         646,991(7)            1.9%      1,073.19(3)           1.7%          648,064.19(7)          1.9%
M.D.
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Taffy Gould                      765,000(8)            2.2%             *                *              765,000(8)          2.2%
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Andrew M. Smulian                402,500(9)            1.2%                                             402,500(9)          1.2%
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Name and Address            No. of Shares of    Percentage    No. of Shares of    Percentage     No. of Shares of      Percentage of
                            Common Stock        of            Series C            of Class (3)   Voting Securities     Beneficial
                            Beneficially        Beneficial    Convertible                        Beneficially          Ownership (4)
                            Owned (1)           Ownership     Preferred Stock                    Owned (1)
                                                (2)           Beneficially Owned
                                                              (1)
Gerard Kaiser, M.D.              196,541(10)              *         75.00(10)            *              196,616(10)            *
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Stanley C. Sackner, D.O.         239,989(11)              *      1,198.19(11)          1.9%          241,187.19(11)            *
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Robert Moss                            *                  *             *                *                    *                *
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

Leila Kight                    1,500,000(12)           4.4%                                           1,500,000(12)         4.4%
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

John G. Clawson                  375,000(13)           1.1%                                             375,000(13)         1.1%
1666 Kennedy Causeway
Avenue, Suite 400
North Bay Village, FL 32341

All executive officers        17,114,225              49.9%      39,202.30            63.1%          17,153,427.37         49.9%
and directors and
proposed directors as a
group (10 persons)

---------------------------
  *  Less than 1%
 (1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of option and warrants. Each beneficial owner's percentage ownership is determined by assuming that option and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.
 (2) Based on 34,281,392 shares of Common Stock, consisting of 29,514,726 shares of Common Stock issued and outstanding as of April 19, 2002 and 4,766,666 shares of Common Stock that can be acquired within 60 days from the date hereof upon exercise of options by the holder.
 (3) Based on 62,048 Series C Convertible Preferred Stock issued and outstanding, as of April 19, 2002.
 (4) Based on 34,343,540 shares of voting securities consisting of 29,514,726 shares of Common Stock, 62,048 Series C Convertible Preferred Stock, 100 shares of Series B Preferred Stock issued and outstanding and 4,766,666 shares of Common Stock that can be acquired within 60 days from the date hereof upon exercise of options by the holder. Holders of Series C Preferred Stock are entitled to vote together with the holders of shares of Common Stock and Series B Preferred Stock on a share-for-share basis as a single class, on all matters except as otherwise required by law.

 (5) Represents securities held by Dr. Marvin A. Sackner and Ruth Sackner, his spouse and includes options to purchase 765,000 shares of Common Stock.
 (6) Includes options to purchase 325,000 shares of Common Stock. Does not include options to purchase 200,000 shares of Common Stock that have not vested.
 (7) Includes securities held jointly by Dr. Robinson and his spouse and by a pension plan established in connection with Dr. Robinson's medical practice and includes options to purchase 162,500 shares of Common Stock. Does not include securities held by trust established for the benefit of Dr. Robinson's children, in which securities he disclaims beneficial ownership.
 (8) Includes options to purchase 265,000 shares of Common Stock. Does not include shares of Common Stock and options to purchase Common Stock held by family members.
 (9) Represents securities held by Andrew Smulian or Rona Marks Smulian, his spouse and includes options to purchase 140,000 shares of Common Stock.
(10) Includes shares of Common Stock held by Dr. Kaiser's spouse and includes options to purchase 100,000 shares of Common Stock.
(11) Includes shares of Common Stock held by a pension plan established in connection with Dr. Stanley Sackner's medical practice and securities held jointly by Dr. Sackner and his spouse and includes options to purchase 50,000 shares of Common Stock.
(12) Represents securities held by Leila Kight and John Ballou and includes options to purchase 500,000 shares of Common Stock.
(13) Includes options to purchase 125,000 shares of Common Stock.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

      At the Annual Meeting, eight members of the Board of Directors are to be elected to serve staggered six year terms of office, subject to an amendment of the Company's Articles of Incorporation as provided in Proposal 2; Class One Directors to serve for two years and then for periods of six years, Class Two Directors to serve for four years and then for periods of six years, and Class Three Directors to serve for six years and then for periods of six years, until the appropriate Annual Meeting of Shareholders, or solicitation of written consents in place of the Annual Meeting, at which each such term expires and until their successors have been elected and qualified;


The Board of Directors has nominated the following persons as Class One
Directors:

Andrew M. Smulian     Gerard Kaiser, M.D.

Each nominee for Class One Director is currently a member of the Board of Directors.


The Board of Directors has nominated the following persons as Class Two
Directors:

Leila Kight     John G. Clawson

Each nominee for Class Two Director is not currently a member of the Board of Directors.


The Board of Directors has nominated the following persons as Class Three
Directors:

Marvin A. Sackner   Allan F. Brack   Morton J. Robinson, M.D, M.D    Taffy Gould

Each nominee for Class Three director is currently a member of the Board of Directors.

      Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

The current and proposed Directors and executive officers of the Company are as follows:

Name                             Age       Position
Marvin A. Sackner, M.D.          70        Chairman of the Board
Allan F. Brack                   58        Chief Executive Officer and Director
Morton J. Robinson, M.D.         70        Secretary and Director
Taffy Gould                                Director, Vice President of the
                                           Board
Leila Kight                      55        Proposed Director
John G. Clawson                  74        Proposed Director
Gerard Kaiser, M.D.              70        Director
Andrew M. Smulian                56        Director
Stanley C. Sackner, D.O.         66        Director *
Robert Moss                      56        Director *

--------------------------
* Not standing for re-election.

      MARVIN A. SACKNER, M.D., was elected as Chairman of the Board, Chief Executive Officer and Director with the Company in November 1989. Dr. Sackner resigned as Chief Executive Officer in May 2001 when Allan F. Brack was appointed as the Chief Executive Officer. Dr. Sackner co-founded predecessor to the Company in 1977 and was the Chairman of the Board from 1981 until October 1989. From 1974 until October 1991, Dr. Sackner was the Director of Medical Services at Mount Sinai in Miami Beach, Florida. From 1973 to 1986, Dr. Sackner was the President of the American Thoracic Society. Dr. Sackner was the Chairman of the Pulmonary Disease Subspecialty Examining Board of the American Board of Internal Medicine from 1977 to 1980. He also currently serves as Medical Director and member of the Board of Directors of VivoMetrics, Inc.

      ALLAN F. BRACK was elected a Director of the Company in May 2001 and serves as the Company's Chief Executive Officer. Currently and for over five years, Mr. Brack has been a member of the Board of Directors of Medical Insight Ltd., a medical distribution management company based in Singapore, Global Software Solutions Inc, a Florida software outsourcing company, General Sensors Inc, a software and hardware contract outsourcing company, and Bangalore Software (PTY) Ltd., software development company. From 1995 to 1996, Mr. Brack was a member of the Board of Directors of Swemac AB, a Linkopping, Sweden, manufacturer of orthopedic implants.

      MORTON J. ROBINSON, M.D, M.D. was elected a Director of the Company in November 1989. Dr. Robinson was appointed Secretary of the Board in August 2001. Dr. Robinson is Director of the Department of Pathology and Laboratory Medicine at Mount Sinai Medical Center, Miami Beach.

      TAFFY GOULD was elected a Director of the Company in December, 2000 and Vice Chairman of the Board of Directors in April, 2002. From 1977 to December, 2000, she was the President of Housing Engineers of Florida, Inc., a Florida real estate management company. In December, 2000, she founded and is a managing member of GlobalTechnologyAgents.com, LLC, a Florida limited liability company which advises technology companies and end-users in the business, academic, and medical spheres, worldwide.

      GERARD KAISER, M.D. was elected a Director of the Company in November 1989. Since 1971, he has been at the University of Miami School of Medicine and currently serves as Deputy Dean for Clinical Affairs. He also serves as Senior Vice President for Medical Affairs at Jackson Memorial Hospital.

      ANDREW M. SMULIAN was elected as a Director of the Company in December, 2000. He is a Shareholder in Akerman, Senterfitt & Eidson, P.A. and practices real estate and banking and finance law.

      LEILA KIGHT is nominated as a director. From January 1, 1975, Ms. Kight was the owner and chief executive officer of

Washington Researchers, Ltd, a District of Columbia corporation. Since January, 1999, Ms. Kight has been semi-retired.

      JOHN G. CLAWSON is nominated as a director. From 1975 to 1993, Mr. Clawson served as Chief Executive Officer of Hill Rom, Inc. From 1994 to the date hereof, Mr. Clawson serves as the Chairman of the Board of Endocyte, Inc., a Delaware corporation.

      STANLEY C. SACKNER, D.O. was elected a Director of the Company in November 1989. Dr. Sackner is on honorary staff of the Department of Anesthesiology at Memorial Hospital in Union, New Jersey. Dr. Stanley C. Sackner is Marvin A. Sackner's brother. Mr. Sackner will not be standing for re-election.

      ROBERT MOSS was appointed as a Director of the Company in December, 2000. He is the Chairman and Chief Executive Officer of Mahler Company, Inc., an international consulting firm that conducts advanced management training programs for executives worldwide. Mr. Moss will not be standing for re-election.

DIRECTOR COMPENSATION

      Each Director of the Company is granted stock options annually for their service to the Board of Directors. Directors may also be reimbursed for travel and other expenses incurred in connection with their activities as Directors of the Company.

MEETING OF THE BOARD OF DIRECTORS AND COMMITTEES

      Previously the Company had an Audit and Legal Committee consisting of Edward Shapiro, Gerard Kaiser and Ruth Sackner and a Compensation and a Stock Option Review Committee consisting of Marvin A. Sackner and Morton J. Robinson, M.D. Currently, the Company has an Executive Committee consisting of Marvin A. Sackner, Allan F. Brack, Morton J. Robinson, M.D and Taffy Gould, with such Committee acting as Audit and Legal Committee as well as Compensation and a Stock Option Review Committee. There are no other committees of the Board of Directors. The Board of Directors met 4 times in fiscal 2001, one time by written consent.

      One of the principal functions of the Executive Committee acting as the Company's Audit Committee is to recommend the annual appointment of the Company's independent auditors, to consult and review with the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures. The Executive Committee, acting as the Compensation and Stock Option Review Committee, reviews and recommends compensation and benefits for the executives and key employees of the Company as well as administer and interpret the Company's Stock Option Plan and are authorized to grant options pursuant to the terms of such plans.


                                 SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file.

      Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the year ended July 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater then ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

     The following compensation table sets forth, for the fiscal years ending July 31, 1999, 2000, and 2001, the cash and certain other compensation paid by the Company to the Company's Chief Executive Officer ("CEO"). No other current executive officer had an annual salary and bonus in excess of $100,000 during either of such fiscal years:

                                                          Annual Compensation
Name and Principal Position                 Year               Salary ($)
Marvin A. Sackner                           1999               $ 85,000
Chairman of the Board,                      2000               $ 95,000
Chief Executive Officer (during 1999,       2001               $ 95,000
 2000, 2001 until April, 2001, See "Employment
 Agreements")

Allan F. Brack                              2001               $135,000
Chief Executive Officer (May 2001 to
 present)

EMPLOYMENT AGREEMENTS

      On April 19, 2002, the Executive Committee approved a six year employment agreement for Marvin A. Sackner which provides for an annual salary of $99,000 with a severance package consisting of the remainder of his base salary and Common Stock, such severance to be paid upon specific change of circumstances including a change of control of the Company, removal of Marvin A. Sackner from the Board of Directors or removal of Marvin A. Sackner as Medical director.

      On May 11, 2001, the Company entered into an employment agreement with Allan F. Brack. This employment agreement is for a term of two years with automatic one year extensions, provides an annual salary of $135,000, 400,000 options to purchase shares of the Company at $0.50 per share, 100,000 option vesting on each anniversary of the employment agreement and a bonus to be determined by the Board of Directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      At July 31, 2000, the Company had a 21.4% interest in LifeShirt.com, Inc. (now known as VivoMetrics, Inc.), a related entity in the development state. Dr. Sackner's son-in-law is the Chief Operating Officer and a founder of VivoMetrics, Inc.

      On October 28, 1999, the Company entered into a license agreement and a research and consulting agreement with LifeShirt. Under the license agreement, the Company granted LifeShirt the exclusive world-wide right and license to certain technology in exchange for 23.5% of the founders' share of LifeShirt and a royalty equal to 3% of LifeShirt's gross revenues from sales with a minimum royalty of $250,000 in the second year. The Company retained the right to market and sell the LifeShirt system and its components to hospitals.
Subsequent to the initial investment, the Company's percentage investment has been diluted to approximately 9%. The Research and Development Agreement for a one-year period beginning August 11, 2000. The total sum provided to the Company over the one-year agreement was $900,000. Following the expiration this agreement, the Company entered into a month by month agreement with VivoMetrics for continuing research and development on the LifeShirt system in a separate agreement dated November 1, 2001.

      The Company retains title and interest in and to any and all derivative patents related to the products incorporated within the LifeShirt System in exchange for a royalty 5% of the Company's sales of certain products and services. The agreement is for a period of 10 years.

      Under the current agreements with Vivometrics, Vivometrics grants to the Company the non-exclusive, worldwide right and license to use of patents and software for a period of ten years. If VivoMetrics fails to earn gross revenues of $200,000 from the commercial sale of certain products and/or services to hospitals following the 2002 calendar year, the Company has the right to sell certain products to hospitals for the following three years in exchange for a royalty of 5% of the gross revenues the Company earns on these sales. In addition, the Company assigned all of its rights, title and interest in certain patents and intellectual property as well as a non-exclusive, worldwide license under these items to Vivometrics in consideration for a royalty of 3% of Vivometrics' gross revenues from sales of certain products. The minimum royalty in the second year is $250,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE TERM FOR THAT CLASS OF DIRECTORS EXPIRES AND RE-ELECTION IS REQUIRED AT THAT YEARS' ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

            PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

      The Board of Directors has proposed that Article VI of the Company's Articles of Incorporation, as amended (currently entitled "Board of Directors"), be deleted and replaced as follows:

                                   ARTICLE VI
                                   ----------

                               BOARD OF DIRECTORS
                               ------------------

      The Corporation shall have eight directors consisting of two directors in Class One, two directors in Class Two, and four directors in Class Three. Class One Directors to serve initially for two years and then for periods of six years, Class Two Directors to serve initially for four years and then for periods of six years, and Class Three Directors to serve initially for six years and then for periods of six years, until the appropriate Annual Meeting of Stockholders, or solicitation of written consents in place of the annual meeting, at which each such term expires and until their successors have been elected and qualified. The number of Directors in each class may be increased or diminished from time to time in accordance with the provisions of the Corporation's by-laws, but shall never be less than one and provided that written consent is received by the majority of directors in Class Three.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

              PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors has appointed Gerson, Preston & Company, P.A., as the Company's independent certified public accountants for the fiscal year ending July 31, 2002. Although the Board is not required to do so, it is submitting its selection of the Company's independent certified public accountants for ratification at the Annual Meeting, in order to ascertain the views of its Shareholders. The Board will not be bound by the vote of the Shareholders; however, if the selection is not ratified, the Board would reconsider its selection. Representatives of Gerson, Preston & Company, P.A. are expected to be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF GERSON, PRESTON & COMPANY, P.A., AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2002.

                                 OTHER MATTERS

      The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.

                  SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE
                 COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

      Shareholder proposals intended to be presented at the Company's Annual Meeting of Shareholders for the year ended July 31, 2001, pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by October 1, 2002, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                       MATERIAL INCORPORATED BY REFERENCE

      The audited balance sheets of the Company as of July 31, 2001, 2000 and 1999 and the related statements of operations, Shareholders' equity (deficit) and cash flows for the three years ended July 31, 2001, are incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2001. The Company's unaudited consolidated balance sheets as of October 31, 2001 and January 31, 2002, are incorporated herein by reference to the Company's Quarterly Reports on Form 10-QSB for the quarter ended October 31, 2001 and January 31, 2002 respectively.

                                       By Order of the Board of Directors

North Bay Village, Florida
______________, 2002                   MARVIN A. SACKNER
                                       CHAIRMAN OF THE BOARD

                                     PROXY
                     NON-INVASIVE MONITORING SYSTEMS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 29, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned Shareholder hereby appoints Marvin A. Sackner and Allan F. Brack, or either of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of NON-INVASIVE MONITORING SYSTEMS, INC. (the "Company") to be held on May 29, 2002 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Annual Report furnished herewith.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2 AND 3. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                          (CONTINUED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
            FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2

1. ELECTION OF DIRECTORS.

   [_] FOR ALL NOMINEES LISTED BELOW

   [_] WITHHOLD AUTHORITY to vote for all nominees listed below

   CLASS ONE:     ANDREW M. SMULIAN                  GERARD KAISER, M.D.

   CLASS TWO:     LEILA KIGHT                        JOHN G. CLAWSON

   CLASS THREE:   MARVIN A. SACKNER                  ALLAN F. BRACK
                  MORTON J. ROBINSON, M.D, M.D       TAFFY GOULD

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

2. PROPOSAL AMEND THE ARTICLES OF INCORPORATION TO SET THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY AT EIGHT AND TO PROVIDE FOR A STAGGERED BOARD OF DIRECTORS WHICH WOULD DIVIDE THE COMPANY'S BOARD OF DIRECTORS INTO THREE CLASSES, CLASS ONE WITH TWO DIRECTORS, CLASS TWO WITH TWO DIRECTORS, AND CLASS THREE WITH FOUR DIRECTORS, EACH SERVING STAGGERED TERMS OF OFFICE OF SIX YEARS.

   [_] FOR    [_] AGAINST    [_] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF GERSON, PRESTON & COMPANY, P.A., AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JULY 31, 2002.

   [_] FOR    [_] AGAINST    [_] ABSTAIN


Date:
      -------------------------------  ------------------------------------
                                       Signature

Date:
      -------------------------------  ------------------------------------
                                       Signature

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.